CUNA MUTUAL LIFE INSURANCE COMPANY
                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

                         SUPPLEMENT DATED MARCH 14, 2003

                                       TO

                          PROSPECTUS DATED MAY 1, 2002

         On November 22, 2002, CUNA Mutual Life Insurance Company ("CUNA Mutual") and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of the Multi-Cap Growth Stock Fund ("Multi-Cap Fund") of the Ultra Series Fund for shares of the MFS Emerging Growth Series ("MFS Fund") of the MSF Variable Insurance Trust held by corresponding subaccounts of the Variable Annuity Account. To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions. CUNA Mutual anticipates that, if such approval is granted, the proposed substitution will occur on or about May 1, 2003. After the substitution, the MFS Fund will no longer be an available investment option under the Contracts.

         The investment objective and policies of the Multi-Cap Fund are summarized below. Contract Owners and prospective purchasers should carefully read the Fund's Prospectus.

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                                 Multi-Cap Fund
                                    (Class Z)
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Investment Objective

Long term capital appreciation.

Principal Investment Strategies

The Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the Fund will maintain at least 80% of its assets in these securities. The Fund seeks securities of growth companies across a broad range of market capitalization focusing on those with proprietary technologies, management, or market opportunities that are likely to support earnings growth over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. The Fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The Fund may invest up to 25% of its assets in foreign securities, including emerging market securities.

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Fees and expenses.  The fees and expenses for the Multi-Cap  Fund as of December
31, 2001 are stated below.

------------------------------------ ----------------------------------- ----------------------------------
 Investment Advisory and Management              Other Expenses                Total Portfolio Operating
                 Fee                                                                   Expenses
------------------------------------ ----------------------------------- ----------------------------------
                0.85%                                0.01%                               0.86%
------------------------------------ ----------------------------------- ----------------------------------

Examples. A Contract owner would pay the following cumulative expenses on a $1000 investment of Contract Value in the subaccount investing in Multi-Cap Fund shares, assuming a 5% annual return on assets:

------------------- ----------------- ---------------- ----------------- ----------------
                         1 Year           3 Years          5 Years          10 Years
------------------- ----------------- ---------------- ----------------- ----------------
------------------- ----------------- ---------------- ----------------- ----------------
  With Contract           $87              $118              $152             $267
    Surrender
------------------- ----------------- ---------------- ----------------- ----------------
------------------- ----------------- ---------------- ----------------- ----------------
 Without Contract         $24               $73              $125             $267
    Surrender
------------------- ----------------- ---------------- ----------------- ----------------

For purposes of these examples, the effect of the annual Administration fee has been computed based on the average total Contract Value during the year ended December 31, 2002 and the total actual amount of the annual Administration fee collected during the year. For the purpose of these examples, portfolio annual expenses are assumed to continue at the rates set forth in the table above.

         From the date of this supplement until at least thirty (30) days after the proposed substitution, CUNA Mutual will not suspend its current waivers of charges for Contract value transfers or exercise any rights it has reserved under the Contracts to impose additional charges for Contract value transfers or annuity unit exchanges. If the proposed substitution is carried out, each Contract Owner affected by the substitution will be sent a written notice informing them of the fact within five days of event.

         This supplement should be retained with the Prospectus for future reference.